UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2015

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

May 1, 2015

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) (each, a “Fund”) for the period ended March 31, 2015.  At the end of the first quarter 2015, over 2,700 shareholders have $100 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has assets of $32 million with approximately 1,100 shareholders in both classes.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 1, 2014 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

The six months ended March 31, 2015, were most notably marked by questions regarding when the Federal Reserve Board (“Fed”) would begin raising interest rates, whether the U.S. economy will grow or sputter in coming months, the collapse in oil prices and the effect of the strong U.S. dollar on corporate profits this year.  Markets rose in the last quarter of 2014 and continued to do so in the first quarter of 2015.

As reported by the U.S. Bureau of Labor Statistics, the growth in nonfarm payrolls in the past year was above 200,000 in each month.  However, the latest number for March 2015 dropped to 126,000, suggesting the economy might be slowing.  Wage growth rose a modest two percent in March 2015 compared to March 2014.  Contradicting this somewhat, major employers such as Wal-Mart Stores, Inc. and McDonald’s Corporation announced an increase in the minimum wage they will pay their workers and the head of Aetna Inc., a major health insurer, recently said he expects employees at the lower end of wage and salary scales to demand and get pay increases throughout the year.  The savings consumers enjoyed from lower energy prices appears to have gone equally to debt repayment, savings and spending rather than entirely into spending.

Longer-term interest rates also tell the story of an economy that is sluggish.  The U.S. 10-year treasury rate consistently dropped in 2014 and in Q1 2015.  It now stands at 1.91%.  One Fed governor suggested in early April rates may not change until early 2016.

Corporate profit growth was solid in the past year, but is shaky now.  Earnings for the S&P 500® Index (“S&P”) in 2014 were $117.60 according to S&P/Capital IQ, up about eight percent over 2013 levels.  However, in 2015, S&P earnings are expected to rise less than one percent to $118.51.  Three months ago, this estimate stood at about $126 per share.  Much of the slowdown in earnings growth is expected to come from an Energy sector with earnings down about 50% from last year’s levels.  However, the strong U.S. dollar will undoubtedly cause companies with a lot of export business especially to European countries to report weaker than expected earnings.  Corporations continue to be fairly flush with cash leading to a significant number of mergers and acquisitions and continued high levels of stock buyback activity.

The combination of continued low interest rates, ample liquidity, and rising corporate profits created a good environment for stocks with major indices hitting records early this year.  With our emphasis on consistent growth and high quality, these “risk-on” environments are often difficult for us, yet we were pleased that the Chase Growth Fund fared well, beating its benchmark (the Russell 1000® Growth Index) and its peers (the Lipper Large Cap Growth Funds Index) over the past six months.  We were also pleased the Chase Mid-Cap Growth Fund virtually matched its benchmark (the Russell Midcap® Growth Index) while beating its peers as reflected in the Lipper Mid-Cap Growth Funds Index.

Chase Funds

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund

6 months ended 3/31/15
Chase Growth Fund Class N (CHASX)	+11.27%
Chase Growth Fund Institutional Class (CHAIX)	+11.46%
Russell 1000® Growth Index	+8.81%
Lipper Large Cap Growth Funds Index	+8.15%

On March 31st, the Chase Growth Fund owned 38 stocks ranging in market capitalization from $5.8 billion (Quanta Services, Inc.) to $724.8 billion (Apple Inc.).

For the six months ended March 31, 2015, the Chase Growth Fund outperformed the Russell 1000® Growth Index.  Relative performance was helped by our overweight position in the Health Care sector.  Stock selection helped performance in the Consumer Discretionary, Consumer Staples, and Technology sectors, but detracted from performance in the Health Care, Industrials, and Materials sectors.  For the six months ended March 31, 2015, our five best performing stocks were Electronic Arts Inc. (“Electronic Arts” or “EA”) +64.9%, Skyworks Solutions, Inc. (“SkyWorks”) +61.7%, Dollar Tree, Inc. +44.7%, O’Reilly Automotive, Inc. +43.3%, and Jarden Corporation +32.0%.  Our five worst performing stocks were SanDisk Corporation -31.3%, Schlumberger Limited -21.5%, Quanta Services, Inc. -21.3%, LyondellBasell Industries N.V. -19.9%, and Westlake Chemical Corporation -19.2%.

Both Electronic Arts and Skyworks have been very successful stocks for us since their purchase.  Electronic Arts, bought in 2014, is primarily a video game publisher.  The majority of the business is sports franchises, most notably Madden Football and FIFA soccer.  Those two franchises generate around half of EA’s annual sales.  FIFA soccer got a boost last year from the World Cup, and Madden 15 is the first Madden specifically designed for new consoles (Xbox One and PS4).  Other significant non-sports franchises include Sims, Battlefield, and Dragon Age.  The company has also seen strong growth in its EA Mobile division; somewhat quietly EA is one of the largest mobile gaming companies in the world.  We believe now is a favorable point in the cycle with new consoles (Electronic Arts is the largest seller of next-generation console games), and the increasing shift to digital (which has higher margins) and growth in mobile platforms bode well for the company.

Skyworks was purchased in 2013.  It is a semiconductor firm specializing in multiple parts that go into cellular phones and other wireless devices.  It has had double digit revenue growth and earnings growth per year for the last few years and we believe may continue to do so as wireless devices get more complicated and prevalent worldwide.  Skyworks is also increasing exposure to the “Internet of Things” with products that are used in a variety of devices in automotive, household, health care, and industrial markets.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 22% versus 19% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2015 of 17% versus 11%, and revenue growth of 20% versus 13%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (“P/E”) than the Russell 1000® Growth Index (19.8X versus 24.0X) based on 2015 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 0.89 times their five-year historical growth rates compared to 1.25 times for the Russell 1000® Growth Index and 1.16 times their projected one-year growth rates compared to 2.22 times for the Russell 1000® Growth Index.

Chase Funds

March 31, 2015	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000¨ GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2015) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Mid-Cap Growth Fund

6 months ended 3/31/15
Chase Mid-Cap Growth Fund (CHAMX)	+11.49%
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+11.62%
Russell Midcap® Growth Index	+11.53%
Lipper Mid-Cap Growth Funds Index	+11.19%

On March 31st, the Chase Mid-Cap Growth Fund owned 48 stocks ranging in market capitalization from $1.4 billion (Brown Shoe Company, Inc.) to $25.0 billion (AmerisourceBergen Corporation).

For the six months ended March 31, 2015, the Chase Mid-Cap Growth Fund Class N virtually matched the Russell Midcap® Growth Index and slightly outperformed the Lipper Mid-Cap Growth Funds Index.  Our performance was helped by our overweight position in the Health Care sector and our underweight position in the Energy sector.  Stock selection was positive in the Consumer Discretionary and Technology sectors, but negative in the Consumer Staples, Health Care, and Industrials sectors.

For the six months ended March 31, 2015, our five best performing stocks were Allegiant Travel Company (“Allegiant Travel” or “Allegiant”) +51.9%, AmerisourceBergen Corporation (“AmerisourceBergen”) +43.1%, O’Reilly Automotive, Inc. +41.2%, Dollar Tree, Inc. +40.9%, and Skyworks Solutions, Inc. +37.2%.  Our five worst performing stocks were Salix Pharmaceuticals, Ltd. -40.5%, Kirby Corporation -31.7%, Deckers Outdoor Corporation -21.7%, Quanta Services, Inc. -20.3%, and Bristow Group Inc. -15.8%.

Both Allegiant Travel and AmerisourceBergen have done very well for the Chase Mid-Cap Growth Fund since their purchase.  Allegiant was purchased in mid-2013, and is a low fare airline offering service from small cities to leisure destinations.  It has a business model that capitalizes on ancillary revenues like hotel, car rental, and show bookings.  It avoids direct competition by focusing on markets that are neglected or too small for competitors.  Falling oil prices have helped the company to maintain its competitive advantage.

AmerisourceBergen was added to the Fund in mid-2014, and is a wholesale distributor of pharmaceutical products and related health care services.  The company has been active on the acquisition front, most recently agreeing to buy MWI Veterinary Supply, Inc. in January of this year.  The company has benefitted from its relationship with its largest customer, Walgreens Boots Alliance, Inc. (“Walgreens”).  The two sides signed a 10-year contract in 2013 in which AmerisourceBergen is Walgreens’ primary pharmaceutical distributor.

Chase Funds

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have slightly higher five-year average annual earnings per share growth rates of 21% versus 20% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2015 of 19% versus12%, and revenue growth of 17% versus 13%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (19.5X versus 28.6X) based on 2015 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are reasonably priced, selling at 0.92 times their five-year historical growth rates compared to 1.41 times for the Russell Midcap® Growth Index and 1.04 times their projected one-year earnings growth rates compared to 2.42 times for the Russell Midcap® Growth Index.

March 31, 2015	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP¨ GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2015) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

As we write this letter, we believe equity markets look increasingly shaky.  The very length of the current bull market, six years, is reason for concern.  From its bottom in March 2009, the S&P 500® Index is now up more than 200%.  This is approximately twice as much as it rose during the 1996-2000 and 2002-2007 bull markets.  Concerns about slowing global economic growth, a too-strong U.S. dollar, and the collapse in energy prices have risen.  As we begin the second quarter, the corporate profit picture is mixed at best.  Both the actual numbers for revenues and earnings, and the guidance for the remainder of 2015 are likely to set the market’s direction going forward.  Volatility has clearly increased as well, with sharp moves in the overall market now the norm.  There have been 21 one percent moves up and down in the S&P 500® Index so far this year (2015) versus 40 in all of 2014.

Over time, markets follow earnings, both up and down.  As noted earlier, this year’s S&P 500® Index earnings growth should be negligible.  Things may turn out better – or worse – than expected.  It is too early to think of what 2016 might bring.  As always, we seek companies with above-market growth.  Based on data provided by Russell Investments and William O’Neil, earnings of companies in the Chase Growth Fund are estimated to rise about 17% in 2015 while those of companies in the Chase Mid-Cap Growth Fund are estimated to rise 19%, yet their price/earnings ratios remain below that of the Russell 1000® Growth Index and Russell Midcap® Growth Index, respectively.  We continue to believe that good value can offer good downside protection.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Skyworks Solutions, Inc.	4.37%	1.	Dollar Tree, Inc.	3.68%
2.	Constellation Brands, Inc.	3.97%	2.	Allegiant Travel Company	3.15%
3.	Actavis plc	3.81%	3.	AmerisourceBergen Corporation	2.90%
4.	CVS Health Corporation	3.48%	4.	Fiserv, Inc.	2.80%
5.	The Walt Disney Company	3.04%	5.	Akorn, Inc.	2.79%
6.	Electronic Arts Inc.	2.99%	6.	Team Health Holdings, Inc.	2.60%
7.	Dollar Tree, Inc.	2.98%	7.	O’Reilly Automotive, Inc.	2.58%
8.	Biogen Inc.	2.97%	8.	Jarden Corporation	2.46%
9.	PepsiCo, Inc.	2.95%	9.	Paychex, Inc.	2.45%
10.	Cisco Systems, Inc.	2.85%	10.	Universal Display Corporation	2.40%

Peter W. Tuz, CFA	Brian J. Lazorishak, CFA, CIC, CIPM, CMT
President & Director	Senior Vice President & Director

Robert ‘Buck’ C. Klintworth, CMT
Vice President

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Chase Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, should not be considered investment advice or a recommendation to buy or sell any security, and any forecasts or projections made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Chase Funds

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply.  Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Growth Fund (expense cap is 1.40% for Class N shares and 1.15% for Institutional Class shares) and Chase Mid-Cap Growth Fund (expense cap is 1.43% for Class N shares and 1.18% for Institutional Class shares).  In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for more information.

“Risk-on” refers to those periods in the market when equity investors are embracing higher and/or increasing levels of risk.  These periods are generally characterized by the outperformance of more cyclical, higher-beta and lower-quality stocks.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and EPS growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price Earnings Ratio (P/E) is the price of a stock divided by its earnings per share.

The Chase Funds are distributed by Quasar Distributors, LLC.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2015 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at March 31, 2015 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14 – 3/31/15).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.43% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/14	Value 3/31/15	Period 10/1/14 – 3/31/15*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,112.70	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/14	Value 3/31/15	Period 10/1/14 – 3/31/15*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,114.60	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24

*
Expenses are equal to the Fund’s annualized expense ratio of 1.04% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at March 31, 2015 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/14	Value 3/31/15	Period 10/1/14 – 3/31/15*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,114.90	$7.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/14	Value 3/31/15	Period 10/1/14 – 3/31/15*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,116.20	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares	COMMON STOCKS: 96.0%	Value

	Airlines: 2.8%
62,400	Southwest Airlines Co.	$2,764,320

	Asset Management: 2.6%
19,900	Ameriprise Financial, Inc.	2,603,716

	Auto/Auto Parts: 2.6%
11,980	O’Reilly Automotive, Inc.*	2,590,555

	Beverage: 6.9%
34,310	Constellation Brands, Inc. - Class A*	3,987,165
31,000	PepsiCo, Inc.	2,964,220
		6,951,385

	Biotechnology: 5.5%
7,050	Biogen Idec, Inc.*	2,976,792
25,720	Gilead Sciences, Inc.*	2,523,904
		5,500,696

	Broadcast Media: 2.3%
40,300	Comcast Corp. - Class A	2,275,741

	Chemicals: 1.7%
23,380	Westlake Chemical Corp.	1,681,957

	Computer - Networking: 2.8%
103,800	Cisco Systems, Inc.	2,857,095

	Computer Hardware: 2.8%
22,670	Apple Inc.	2,820,828

	Computer Software: 3.7%
26,840	Check Point Software Technologies Ltd.+*	2,200,075
31,360	Paychex, Inc.	1,555,926
		3,756,001

	Computer Software - Gaming: 3.0%
51,100	Electronic Arts, Inc.*	3,005,447

	Containers: 1.5%
19,100	Packaging Corp. of America	1,493,429

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value

	Drugs - Generic: 5.2%
12,860	Actavis plc+*	$3,827,393
8,660	Perrigo Co. PLC+	1,433,663
		5,261,056

	Drugs - Proprietary: 1.8%
30,000	AbbVie, Inc.	1,756,200

	Electrical Instruments: 2.7%
20,490	Thermo Fisher Scientific, Inc.	2,752,627

	Energy/Integrated: 1.5%
16,820	EOG Resources, Inc.	1,542,226

	Engineering/Construction: 1.5%
53,100	Quanta Services, Inc.*	1,514,943

	Finance/Banks: 2.6%
19,810	Signature Bank*	2,566,980

	Finance/Information Services: 5.3%
34,030	Fiserv, Inc.*	2,701,982
39,670	Visa, Inc. - Class A	2,594,815
		5,296,797

	Health Care Benefits: 1.6%
15,500	Aetna, Inc.	1,651,215

	Health Care Distribution: 2.8%
12,400	McKesson Corp.	2,804,880

	Household Products: 2.0%
38,100	Jarden Corp.*	2,015,490

	Information Services: 2.3%
7,950	Alliance Data Systems Corp.*	2,355,187

	Leisure Time: 5.2%
15,250	Polaris Industries Inc.	2,151,775
29,090	Walt Disney Co.	3,051,250
		5,203,025

	Machinery: 2.6%
37,700	Ingersoll-Rand PLC+	2,566,616

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value

	Railroad: 2.7%
25,260	Union Pacific Corp.	$2,735,911

	Retail - Discount: 3.0%
36,900	Dollar Tree, Inc.*	2,994,250
	Retail Drug Stores: 3.5%
33,800	CVS Caremark Corp.	3,488,498

	Retail/Home Improvement: 2.5%
22,300	Home Depot, Inc.	2,533,503

	Semiconductors: 6.5%
43,650	Microchip Technology, Inc.	2,134,485
44,600	Skyworks Solutions, Inc.	4,383,734
		6,518,219

	Telecommunication Services: 2.5%
51,000	Verizon Communications, Inc.	2,480,130
	Total Common Stocks (Cost $67,590,419)	96,338,923

	SHORT-TERM INVESTMENTS: 4.0%

4,044,565	Invesco STIT Treasury Portfolio - Institutional Class, 0.01%#	4,044,565
	Total Short-Term Investments (Cost $4,044,565)	4,044,565
	Total Investments in Securities (Cost $71,634,984): 100.0%	100,383,488
	Liabilities in Excess of Other Assets: (0.0)%	(25,599)
	Net Assets: 100.00%	$100,357,889

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares	COMMON STOCKS: 97.3%	Value

	Airlines: 3.1%
5,260	Allegiant Travel Co.	$1,011,445

	Auto/Auto Parts: 2.6%
3,830	O’Reilly Automotive, Inc.*	828,199

	Brokerage: 1.5%
8,600	Stifel Financial Corp.*	479,450

	Building: 2.3%
28,000	Masco Corp.	747,600

	Business Services: 3.5%
8,960	PRA Group, Inc.*	486,707
10,700	Robert Half International, Inc.	647,564
		1,134,271

	Chemicals - Specialty: 1.7%
5,210	Airgas, Inc.	552,833

	Computer - Networking: 1.6%
4,420	F5 Networks, Inc.*	508,035

	Computer - Semiconductors: 1.8%
7,180	Synaptics, Inc.*	583,770

	Computer Software: 4.3%
15,900	Paychex, Inc.	788,879
12,500	Synchronoss Technologies, Inc.*	593,250
		1,382,129

	Containers: 1.8%
40,400	Graphic Packaging Holding Co.*	587,416

	Drugs - Generic: 1.7%
7,900	Lannet Co., Inc.*	534,909

	Drugs - Proprietary: 2.8%
18,900	Akorn, Inc.*	897,939

	Education Services: 1.4%
10,300	Grand Canyon Education, Inc.*	445,990

	Electronics: 2.4%
16,500	Universal Display Corp.*	771,375

	Energy/Oil Service: 1.3%
7,900	Bristow Group, Inc.	430,155

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value

	Finance/Banks: 2.0%
5,000	Signature Bank*	$647,900

	Finance/Information Services: 4.8%
10,700	Euronet Worldwide, Inc.*	628,625
11,320	Fiserv, Inc.*	898,808
		1,527,433

	Food: 7.5%
11,400	Hormel Foods Corp.	648,090
18,600	Pinnacle Foods, Inc.	759,066
5,900	TreeHouse Foods, Inc.*	501,618
12,800	Tyson Foods, Inc. - Class A	490,240
		2,399,014

	Footwear: 1.7%
16,700	Brown Shoe Co., Inc.	547,760

	Health Care Distribution: 2.9%
8,200	AmerisourceBergen Corp.	932,094

	Hospitals: 1.5%
9,500	Community Health Systems, Inc.*	496,660

	Household Products: 6.3%
7,200	Church & Dwight Co., Inc.	615,024
14,950	Jarden Corp.*	790,855
6,760	Spectrum Brands Holdings, Inc.	605,426
		2,011,305

	Information Services: 1.6%
1,700	Alliance Data Systems Corp.*	503,625

	Insurance-Disability/Life: 2.3%
12,800	Lincoln National Corp.	735,488

	Leisure Time: 5.7%
15,400	Cinemark Holdings, Inc.	694,078
3,900	Polaris Industries Inc.	550,290
9,200	Thor Industries, Inc.	581,532
		1,825,900

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares		Value

	Medical Products: 4.1%
12,000	Integra LifeSciences Holdings*	$739,800
8,400	STERIS Corp.	590,268
		1,330,068

	Medical Supplies: 0.0%
1	Becton Dickinson & Co.	139

	Personal Care: 1.7%
3,630	Ulta Salon, Cosmetics & Fragrance, Inc.*	547,586

	Real Estate Operations: 1.7%
14,250	CBRE Group, Inc. - Class A*	551,618

	Restaurants: 2.1%
21,000	Sonic Corp.	665,700

	Retail - Discount: 3.7%
14,600	Dollar Tree, Inc.*	1,184,717

	Retail - Specialty: 3.2%
15,700	GameStop Corp. - Class A	595,972
4,480	Lithia Motors, Inc. - Class A	445,357
		1,041,329

	Semiconductors: 4.5%
15,700	Microchip Technology, Inc.	767,730
6,900	Skyworks Solutions, Inc.	678,201
		1,445,931

	Service Companies: 2.6%
14,300	Team Health Holdings, Inc.*	836,693

	Telecommunication Equipment: 1.7%
19,100	ARRIS Group, Inc.*	551,894

	Waste Disposal: 1.9%
12,400	Waste Connections, Inc.	596,936
	Total Common Stocks (Cost $22,680,808)	31,275,306

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS: 2.8%	Value

912,139	Invesco STIT Treasury Portfolio - Institutional Class, 0.01%#	$912,139
	Total Short-Term Investments (Cost $912,139)	912,139
	Total Investments in Securities (Cost $23,592,947): 100.1%	32,187,445
	Liabilities in Excess of Other Assets: (0.1)%	(35,005)
	Net Assets: 100.00%	$32,152,440

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of March 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $71,634,984 and $23,592,947, respectively)	$100,383,488	$32,187,445
Cash	6,090	—
Receivables
Fund shares issued	106,811	15,185
Dividends and interest	48,879	7,709
Prepaid expenses	18,789	18,164
Total assets	100,564,057	32,228,503

LIABILITIES
Payables
Due to Adviser	64,842	11,841
Fund shares redeemed	56,680	5,527
Audit fees	9,987	9,987
Shareholder servicing fees	14,864	4,971
Administration and fund accounting fees	25,058	22,020
Transfer agent fees and expenses	17,066	15,446
Custody fees	4,560	995
Legal fees	3,283	1,414
Chief Compliance Officer fee	2,238	1,424
Accrued expenses	7,590	2,438
Total liabilities	206,168	76,063
NET ASSETS	$100,357,889	$32,152,440

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$68,638,659	$23,160,420
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,022,902	513,933
Net asset value, offering and redemption price per share	$13.67	$45.07

Institutional Class Shares
Net assets applicable to shares outstanding	$31,719,230	$8,992,020
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,261,506	197,796
Net asset value, offering and redemption price per share	$14.03	$45.46

COMPONENTS OF NET ASSETS
Paid-in capital	$68,203,890	$22,398,134
Accumulated net investment loss	(26,520)	(87,043)
Accumulated net realized gain from investments	3,432,015	1,246,851
Net unrealized appreciation on investments	28,748,504	8,594,498
Net assets	$100,357,889	$32,152,440

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2015 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund

INVESTMENT INCOME
Income
Dividends	$574,421	$140,515
Interest	121	38
Total income	574,542	140,553

Expenses
Advisory fees (Note 4)	371,012	124,023
Shareholder servicing fees - Class N Shares (Note 5)	87,090	32,467
Administration and fund accounting fees (Note 4)	50,907	44,761
Transfer agent fees and expenses (Note 4)	31,327	28,400
Registration fees	14,505	13,997
Custody fees (Note 4)	10,243	5,489
Audit fees	10,039	10,039
Printing and mailing expense	6,406	2,992
Legal fees	4,545	3,811
Chief Compliance Officer fee (Note 4)	4,487	3,839
Trustees fees	4,454	4,079
Miscellaneous	4,172	2,297
Insurance expense	1,875	1,298
Interest expense (Note 7)	—	7
Total expenses	601,062	277,499
Less: Fees waived by Adviser (Note 4)	—	(49,903)
Net expenses	601,062	227,596
Net investment loss	(26,520)	(87,043)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	3,615,891	1,428,419
Net change in unrealized appreciation on investments	7,094,373	2,197,157
Net realized and unrealized gain on investments	10,710,264	3,625,576
Net Increase in Net Assets Resulting from Operations	$10,683,744	$3,538,533

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	Sept. 30, 2014

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(26,520)	$(405,290)
Net realized gain from investments	3,615,891	18,612,318
Net change in unrealized appreciation on investments	7,094,373	2,508,825
Net increase in net assets resulting from operations	10,683,744	20,715,853

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(11,495,182)	(17,421,828)
Institutional Class Shares	(3,936,050)	(6,709,823)
Total distributions to shareholders	(15,431,232)	(24,131,651)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change
in outstanding shares (a)	7,012,834	(3,380,877)
Total increase/(decrease) in net assets	2,265,346	(6,796,675)

NET ASSETS
Beginning of period	98,092,543	104,889,218
End of period	$100,357,889	$98,092,543
Accumulated net investment loss	$(26,520)	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		Sept. 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	163,475	$2,287,743	209,114	$3,043,620
Shares issued on reinvestments
of distributions	879,379	10,948,267	1,280,632	16,840,305
Shares redeemed*	(813,698)	(11,313,367)	(1,427,604)	(21,058,261)
Net increase/(decrease)	229,156	$1,922,643	62,142	$(1,174,336)
* Net of redemption fees of		$439		$1,302

Institutional Class Shares

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		Sept. 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	562,070	$7,381,139	38,539	$553,791
Shares issued on reinvestments
of distributions	229,337	2,928,633	497,261	6,663,304
Shares redeemed*	(346,390)	(5,219,581)	(610,741)	(9,423,636)
Net increase/(decrease)	445,017	$5,090,191	(74,941)	$(2,206,541)
* Net of redemption fees of		$—		$78

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	Sept. 30, 2014

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(87,043)	$(276,732)
Net realized gain from investments	1,428,419	4,366,542
Net change in unrealized
appreciation/(depreciation) on investments	2,197,157	(1,148,092)
Net increase in net assets resulting from operations	3,538,533	2,941,718

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(2,967,094)	(3,047,273)
Institutional Class Shares	(597,943)	(534,172)
Total distributions to shareholders	(3,565,037)	(3,581,445)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(2,912,577)	2,464,849
Total increase/(decrease) in net assets	(2,939,081)	1,825,122

NET ASSETS
Beginning of period	35,091,521	33,266,399
End of period	$32,152,440	$35,091,521
Accumulated net investment loss	$(87,043)	$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		Sept. 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	27,704	$1,211,038	169,881	$7,855,615
Shares issued on reinvestments
of distributions	69,997	2,821,565	64,823	2,924,818
Shares redeemed*	(218,855)	(9,598,232)	(213,625)	(9,850,487)
Net increase/(decrease)	(121,154)	$(5,565,629)	21,079	$929,946
* Net of redemption fees of		$1,211		$3,589

Institutional Class Shares

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		Sept. 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	102,649	$4,420,596	31,994	$1,507,896
Shares issued on reinvestments
of distributions	13,657	554,889	10,624	481,589
Shares redeemed	(51,792)	(2,322,433)	(10,003)	(454,582)
Net increase	64,514	$2,653,052	32,615	$1,534,903

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2015		Year Ended September 30,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.76		$15.77	$19.94	$16.10	$15.99	$14.71
Income from investment operations:
Net investment income/(loss)(1)	(0.01)		(0.07)	0.01	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain on
investments and written options	1.43		3.00	1.80	4.15	0.14	1.32
Total from investment operations	1.42		2.93	1.81	4.10	0.11	1.28
Less distributions:
From net investment income	—		—	(0.06)	—	—	—
From net realized
gain on investments	(2.51)		(3.94)	(5.92)	(0.26)	—	—
Total distributions	(2.51)		(3.94)	(5.98)	(0.26)	—	—
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$13.67		$14.76	$15.77	$19.94	$16.10	$15.99

Total return	11.27	%(3)	21.66%	14.38%	25.74%	0.69%	8.70%

Ratios/supplemental data:
Net assets, end of period (thousands)	$68,639		$70,734	$74,640	$91,843	$122,603	$207,817
Ratio of expenses to average net assets	1.29	%(4)	1.33%	1.40%	1.33%	1.24%	1.17%
Ratio of interest expense
to average net assets	—		0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income/(loss)
to average net assets	(0.13	%)(4)	(0.46%)	0.08%	(0.27%)	(0.18%)	(0.25%)
Portfolio turnover rate	17.32	%(3)	78.37%	119.95%	47.09%	82.40%	153.49%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31, 2015		Year Ended September 30,
	(Unaudited)		2014		2013	2012	2011	2010
Net asset value, beginning of period	$15.06		$15.99		$20.10	$16.19	$16.04	$14.72
Income from investment operations:
Net investment income/(loss)(1)	0.01		(0.03)		0.07	0.00 (2)	0.01	0.00	(2)
Net realized and unrealized gain on
investments and written options	1.47		3.04		1.81	4.17	0.14	1.32
Total from investment operations	1.48		3.01		1.88	4.17	0.15	1.32
Less distributions:
From net investment income	—		—		(0.07)	—	—	—
From net realized
gain on investments	(2.51)		(3.94)		(5.92)	(0.26)	—	—
Total distributions	(2.51)		(3.94)		(5.99)	(0.26)	—	—
Paid-in capital from
redemption fees	—		0.00	(1)(2)	—	—	—	0.00	(1)(2)
Net asset value, end of period	$14.03		$15.06		$15.99	$20.10	$16.19	$16.04

Total return	11.46	%(3)	21.90%		14.69%	26.04%	0.94%	8.97%

Ratios/supplemental data:
Net assets, end of period (thousands)	$31,719		$27,359		$30,249	$59,160	$77,777	$152,175
Ratio of expenses to average net assets	1.04	%(4)	1.08%		1.15%	1.08%	0.99%	0.92%
Ratio of interest expense
to average net assets	—		0.00%		0.00%	0.00%	0.00%	0.00%
Ratio of net investment income/(loss)
to average net assets	0.12	%(4)	(0.21%)		0.45%	(0.01%)	0.07%	0.00%
Portfolio turnover rate	17.32	%(3)	78.37%		119.95%	47.09%	82.40%	153.49%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares

	Six Months
	Ended
	March 31, 2015		Year Ended September 30,
	(Unaudited)		2014	2013		2012	2011		2010
Net asset value, beginning of period	$45.62		$46.52	$37.70		$31.46	$27.49		$23.40
Income from investment operations:
Net investment loss(1)	(0.13)		(0.36)	(0.24)		(0.38)	(0.34)		(0.19)
Net realized and unrealized gain
on investments	4.76		4.27	9.89		6.61	4.31		4.28
Total from investment operations	4.63		3.91	9.65		6.23	3.97		4.09
Less distributions:
From net realized
gain on investments	(5.18)		(4.82)	(0.83)		—	—		—
Total distributions	(5.18)		(4.82)	(0.83)		—	—		—
Paid-in capital from
redemption fees	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of period	$45.07		$45.62	$46.52		$37.70	$31.46		$27.49

Total return	11.49	%(3)	8.53%	26.15%		19.83%	14.44%		17.48%

Ratios/supplemental data:
Net assets, end of period (thousands)	$23,160		$28,971	$28,565		$28,252	$13,340		$13,149
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.73	%(4)	1.69%	1.77%		1.77%	1.96%		1.88%
After fee waiver	1.43	%(4)	1.43%	1.47	%(5)	1.48%	1.48%		1.48%
Ratio of interest expense
to average net assets	0.00	%(4)	—	—		0.00%	0.00%		0.03%
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(0.89	%)(4)	(1.03%)	(0.90%)		(1.31%)	(1.52%)		(1.14%)
After fee waiver	(0.59	%)(4)	(0.77%)	(0.60%)		(1.02%)	(1.04%)		(0.74%)
Portfolio turnover rate	26.11	%(3)	110.93%	109.96%		115.01%	158.88%		140.28%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.43%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares

	Six Months Ended					February 2, 2012(1)
	March 31, 2015		Year Ended September 30,			through
	(Unaudited)		2014	2013		September 30, 2012
Net asset value, beginning of period	$45.92		$46.70	$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.07)		(0.24)	(0.15)		(0.18)
Net realized and unrealized
gain on investments	4.79		4.28	9.93		1.78
Total from investment operations	4.72		4.04	9.78		1.60
Less distributions:
From net realized gain on investments	(5.18)		(4.82)	(0.83)		—
Total distributions	(5.18)		(4.82)	(0.83)		—
Net asset value, end of period	$45.46		$45.92	$46.70		$37.75

Total return	11.62	%(3)	8.78%	26.47%		4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,992		$6,121	$4,701		$4,255
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.49	%(4)	1.44%	1.52%		1.52	%(4)
After fee waiver	1.18	%(4)	1.18%	1.22	%(6)	1.23	%(4)
Ratio of interest expense
to average net assets	0.00	%(4)	—	—		0.00	%(4)
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(0.62	%)(4)	(0.78%)	(0.67%)		(1.03	%)(4)
After fee waiver	(0.31	%)(4)	(0.52%)	(0.37%)		(0.74	%)(4)
Portfolio turnover rate	26.11	%(3)	110.93%	109.96%		115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.
(6)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.18%.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 – 2014, or expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds did not enter into written options transactions during the six months ended March 31, 2015.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – The Funds’ investments are carried at fair value.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2015:

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,612,565	$—	$—	$17,612,565
Consumer Staples	10,439,883	—	—	10,439,883
Energy	1,542,226	—	—	1,542,226
Financials	5,170,696	—	—	5,170,696
Health Care	19,726,673	—	—	19,726,673
Industrials	9,581,790	—	—	9,581,790
Materials	3,175,386	—	—	3,175,386
Technology	26,609,574	—	—	26,609,574
Telecommunication Services	2,480,130	—	—	2,480,130
Total Common Stocks	96,338,923	—	—	96,338,923
Short-Term Investments	4,044,565	—	—	4,044,565
Total Investments in Securities	$100,383,488	$—	$—	$100,383,488

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,878,036	$—	$—	$7,878,036
Consumer Staples	3,619,464	—	—	3,619,464
Energy	430,155	—	—	430,155
Financials	2,901,163	—	—	2,901,163
Health Care	5,028,502	—	—	5,028,502
Industrials	3,003,545	—	—	3,003,545
Materials	1,140,249	—	—	1,140,249
Technology	7,274,192	—	—	7,274,192
Total Common Stocks	31,275,306	—	—	31,275,306
Short-Term Investments	912,139	—	—	912,139
Total Investments in Securities	$32,187,445	$—	$—	$32,187,445

Refer to the Funds’ schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2015, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the six months ended March 31, 2015.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2015, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s investment advisory agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund.  For the six months ended March 31, 2015, the Growth Fund and the Mid-Cap Fund incurred $371,012 and $124,023 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed, effective January 28, 2015, to reduce fees payable to it by the Growth Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Growth Fund’s aggregate annual operating expenses to 1.40% and 1.15% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  The Adviser has also agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.43% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.  For the six months ended March 31, 2015, the Adviser reduced its fees and absorbed Fund expenses in the amount of $0 and $49,903 in the Growth Fund and the Mid-Cap Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $314,806 at March 31, 2015 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Mid-Cap Fund

Year	Amount
2015	$78,124
2016	90,603
2017	96,176
2018	49,903
$314,806

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the six months ended March 31, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$50,907	$44,761
Transfer Agency (excludes out-of-pocket expenses)	24,453	24,554
Custody	10,243	5,489
Chief Compliance Officer	4,487	3,839

At March 31, 2015, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$25,058	$22,020
Transfer Agency (excludes out-of-pocket expenses)	13,290	13,259
Custody	4,560	995
Chief Compliance Officer	2,238	1,424

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2015, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $87,090 and $32,467 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$16,803,032	$27,339,462
Mid-Cap Fund	8,560,401	14,517,317

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $17,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2015, the Mid-Cap Fund drew upon its line of credit.  The Mid-Cap Fund had an outstanding average daily balance of $1,907, a weighted average interest rate of 3.25%, and paid $31 in interest.  The maximum amount outstanding for the Growth Fund during the six months ended March 31, 2015 was $227,000.  The Growth Fund did not draw upon its line of credit during the six months ended March 31, 2015.  At March 31, 2015, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Growth Fund and the Mid-Cap Growth Fund during the six months ended March 31, 2015 and the year ended September 30, 2014 was as follows:

Growth Fund

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
Ordinary income	$3,865,775	$3,648,607
Long-term capital gains	11,565,457	20,483,044

Mid-Cap Growth Fund

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
Ordinary income	$210,488	$513,573
Long-term capital gains	3,354,549	3,067,872

As of September 30, 2014, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$76,540,358	$28,728,336
Gross unrealized appreciation	22,057,472	6,680,740
Gross unrealized depreciation	(403,341)	(283,724)
Net unrealized appreciation (a)	21,654,131	6,397,016
Undistributed ordinary income	3,865,751	210,483
Undistributed long-term capital gain	11,381,605	3,173,311
Total distributable earnings	15,247,356	3,383,794
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$36,901,487	$9,780,810

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund is the same.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2015 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreements (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Chase Investment Counsel Corporation (the “Adviser”) for another annual term for the Chase Growth Fund and Chase Mid-Cap Growth Fund (together, the “Funds”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Chase Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year and three-year periods, and below its peer group median and average for the five-year and ten-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year and three-year periods, and below its peer group median and average for the five-year and ten-year periods.

The Board also considered the Fund’s underperformance for all periods compared to its similarly managed accounts and considered the reasons for that underperformance.  The Board noted that the Adviser attributed the differences in performance between the Fund and similarly managed accounts to cash flows out of the Fund during those time periods and the fact that the Adviser’s remaining client accounts in its tax-exempt institutional composite are, on average, paying a fee less than 0.75% due to their size.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

Chase Mid-Cap Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year, three-year, and five-year periods, and slightly above its peer group median and below its peer group average for the ten-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year, three-year, and five-year periods, and below its peer group median and above its peer group average for the ten-year period.

The Board also considered the Fund’s underperformance for all periods compared to its similarly managed accounts and considered the reasons for that underperformance.  The Board noted that the Adviser attributed the differences in performance between the Fund and similarly managed accounts due to a higher net expense ratio for the Fund compared to the separate accounts.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements for the Chase Mid-Cap Growth Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients, and to the extent fees charged to the Funds were higher than for similarly managed accounts of similar size, it was largely a reflection of the greater costs to the Adviser of managing the Funds.

Chase Growth Fund:  The Board noted that the Adviser requested to reinstate expense caps for the Class N shares and the Institutional Class shares at 1.40% and 1.15%, respectively, (the “Expense Caps”), to be effective January 28, 2015.  The Board noted that the Fund’s total expense ratio for Institutional Class shares was above the median and below the average of its peer group and that the total expense ratio for Class N shares was above the median and average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was below the average of this segment of the peer group and the total expense ratio for the Class N shares was above the average of this segment of the peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group, as well as above the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  While the fees charged to its similarly managed separate accounts were generally lower than the Adviser’s fee charged to the Fund, the Board considered differences in services provided to those accounts as well as other factors that were relevant in explaining differences in fees.

Chase Mid-Cap Growth Fund:  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.43% for Class N shares and 1.18% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Institutional Class shares was below the median and average of its peer group and that the total expense ratio for Class N shares was above the median

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

and average of its peer group.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was below the average of this segment of its peer group and the total expense ratio for the Class N shares was above the average of this segment of its peer group.  The Board also noted that the Fund’s contractual advisory fee was essentially equal to its peer group median and average.  The Fund’s contractual advisory fee when adjusted to include only funds with similar asset sizes was slightly below the peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal year were significantly below the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that the Adviser believes that the Growth Fund has experienced economies of scale from its past asset growth.  The Board considered that economies of scale would be expected to be realized by the Adviser assuming the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Funds’ expenses so that the Funds do not exceed their specified Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Mid-Cap Growth Fund at current asset levels, but indicated they would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also considered that the Funds do not charge a Rule 12b-1 fee.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive.  The Board also considered the financial condition of the Adviser and the resources available to it and determined the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interests of each Fund and its shareholders.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA  22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
             Douglas G. Hess, President

Date  6/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  6/8/15

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  6/8/15

* Print the name and title of each signing officer under his or her signature